                                                            EXECUTION COPY

                                    AMENDMENT

                            dated as of June 1, 1999

                                       to

          Insurance and Indemnity Agreement dated as of March 17, 1999

         Insurance and Indemnity Agreement dated as of December 22, 1998

        Insurance and Indemnity Agreement dated as of September 22, 1998

           Insurance and Indemnity Agreement dated as of June 23, 1998

          Insurance and Indemnity Agreement dated as of March 25, 1998

         Insurance and Indemnity Agreement dated as of December 16, 1997

        Insurance and Indemnity Agreement dated as of September 18, 1997

           Insurance and Indemnity Agreement dated as of June 19, 1997

          Insurance and Indemnity Agreement dated as of March 20, 1997

         Insurance and Indemnity Agreement dated as of December 12, 1996

        Insurance and Indemnity Agreement dated as of September 12, 1996

           Insurance and Indemnity Agreement dated as of June 14, 1996

          Insurance and Indemnity Agreement dated as of March 14, 1996

         Insurance and Indemnity Agreement dated as of December 6, 1995

        Insurance and Indemnity Agreement dated as of September 21, 1995

           Insurance and Indemnity Agreement dated as of June 15, 1995

          Insurance and Indemnity Agreement dated as of March 15, 1995

         Insurance and Indemnity Agreement dated as of February 9, 1995

        Insurance and Indemnity Agreement dated as of September 23, 1994

    Insurance and Indemnity Agreement dated as of December 3, 1996 as amended and restated as of July 21, 1998

                  AMENDMENT dated as of June 1, 1999 to the Insurance and Indemnity Agreements listed on Schedule IV hereto (collectively, the "Insurance Agreements") among Financial Security Assurance Inc. ("Financial Security"), Arcadia Automobile Receivables Trust, 1999-A, Arcadia Automobile Receivables Trust, 1998-E, Arcadia Automobile Receivables Trust, 1998-D, Arcadia Automobile Receivables Trust, 1998-C, Arcadia Automobile Receivables Trust, 1998-B, Arcadia Automobile Receivables Trust, 1998-A, Arcadia Automobile Receivables Trust, 1997-D, Arcadia Automobile Receivables Trust, 1997-C, Arcadia Automobile Receivables Trust, 1997-B, Olympic Automobile Receivables Trust, 1997-A, Olympic Automobile Receivables Trust, 1996-D, Olympic Automobile Receivables Trust, 1996-C, Olympic Automobile Receivables Trust, 1996-B, Olympic Automobile Receivables Trust, 1996-A, Olympic Automobile Receivables Trust, 1995-E, Olympic Automobile Receivables Trust, 1995-D, Olympic Automobile Receivables Trust, 1995-C, Olympic Automobile Receivables Trust, 1995-B, Olympic Automobile Receivables Trust, 1995-A, Olympic Automobile Receivables Trust, 1994-B, Arcadia Automobile Receivables Warehouse Trust, Arcadia First GP Inc. (formerly known as Olympic First GP Inc.), Arcadia Second GP Inc. (formerly known as Olympic Second GP Inc.), Arcadia Receivables Finance Corp. (formerly known as Olympic Receivables Finance Corp.), and Arcadia Financial Ltd. ("AFL", formerly known as Olympic Financial Ltd.), in each case with respect to each Insurance and Indemnity Agreement with respect to which such person is a party.

                  WHEREAS, the respective parties to each Insurance and Indemnity Agreement (the "Respective Parties") have heretofore executed such Insurance and Indemnity Agreement;

                  WHEREAS, the Respective Parties to each Insurance and Indemnity Agreement wish to amend such Agreement.

                  NOW, THEREFORE, the Respective Parties to each Insurance and Indemnity Agreement agree that such Agreement is hereby amended as follows:

                  Section 1. AMENDMENT TO THE INSURANCE AND INDEMNITY
AGREEMENTS.

         A. Paragraph (n) of Section 5.01 of each of the Series 1999-A Insurance and Indemnity Agreement, Series 1998-E Insurance and Indemnity Agreement, Series 1998-D Insurance and Indemnity Agreement, Series 1998-C Insurance and Indemnity Agreement, Series 1998-B Insurance and Indemnity Agreement, Series 1998-A Insurance and Indemnity Agreement, the Series 1997-D Insurance and Indemnity Agreement, the Series 1997-C Insurance and Indemnity Agreement, the Series 1997-B Insurance and Indemnity Agreement and the Series 1997-A Insurance and Indemnity Agreement is hereby amended by deleting the text contained therein and replacing such text in each instance with the text specified in Exhibit A hereto.

         B. Paragraph (o) of Section 5.01 of each of the Series 1996-D Insurance and Indemnity Agreement, the Series 1996-C Insurance and Indemnity Agreement, the Series 1996-B Insurance and Indemnity Agreement, the Series 1996-A Insurance and Indemnity Agreement, the Series 1995-E Insurance and Indemnity Agreement, the Series 1995-D

Insurance and Indemnity Agreement, the Series 1995-C Insurance and Indemnity Agreement and the Series 1995-A Insurance and Indemnity Agreement is hereby amended by deleting the text contained therein and replacing such text in each instance with the text specified in Exhibit A hereto.

         C. Paragraph (q) of Section 5.01 of the Series 1995-B Insurance and Indemnity Agreement is hereby amended by deleting the text contained therein and replacing such text in each instance with the text specified in Exhibit A hereto.

         D. Paragraph (p) of Section 5.01 of the Series 1994-B Insurance and Indemnity Agreement is hereby amended by deleting the text contained therein and replacing such text in each instance with the text specified in Exhibit A hereto.

         E. Paragraph (f) of Section 5.01 of the Warehousing Series Insurance and Indemnity Agreement is hereby amended by deleting the text contained therein and replacing such text in each instance with the text specified in Exhibit A hereto.

                  Section 2. COUNTERPARTS. This Amendment to the Insurance and Indemnity Agreements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Insurance and Indemnity Agreements.

                  Section 3. RATIFICATION OF INSURANCE AND INDEMNITY AGREEMENTS. Except as provided herein, all provisions, terms and conditions of the Insurance and Indemnity Agreements shall remain in full force and effect. As amended hereby, the Insurance and Indemnity Agreements are ratified and confirmed in all respects.

                  Section 4. AUTHORIZATION. By its execution hereof, Financial Security Assurance Inc. hereby instructs the Owner Trustee of each of Arcadia Automobile Receivables Trust, 1999-A, Arcadia Automobile Receivables Trust, 1998-E, Arcadia Automobile Receivables Trust, 1998-D, Arcadia Automobile Receivables Trust, 1998-C, Arcadia Automobile Receivables Trust, 1998-B, Arcadia Automobile Receivables Trust, 1998-A, Arcadia Automobile Receivables Trust, 1997-D, Arcadia Automobile Receivables Trust, 1997-C, Arcadia Automobile Receivables Trust, 1997-B, Olympic Automobile Receivables Trust, 1997-A, Olympic Automobile Receivables Trust, 1996-D, Olympic Automobile Receivables Trust, 1996-C, Olympic Automobile Receivables Trust, 1996-B, Olympic Automobile Receivables Trust, 1996-A, Olympic Automobile Receivables Trust, 1995-E, Olympic Automobile Receivables Trust, 1995-D, Olympic Automobile Receivables Trust, 1995-C, Olympic Automobile Receivables Trust, 1995-B, Olympic Automobile Receivables Trust, 1995-A, Olympic Automobile Receivables Trust, 1994-B and Arcadia Automobile Receivables Warehouse Trust each in accordance with the respective Trust Agreements, to execute this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the respective Insurance and Indemnity Agreements specified below as of the date set forth on the first page hereof.

                                With respect to each Insurance and
                                Indemnity Agreement:

                                FINANCIAL SECURITY ASSURANCE INC.


                                By:     /s/ ERROL UHR
                                   --------------------------------
                                        Authorized Officer


                                ARCADIA RECEIVABLES FINANCE CORP.


                                By:  /s/ JOHN A. WITHAM
                                    ------------------------------------
                                       Name:   John A. Witham
                                       Title:  Senior Vice President and
                                               Chief Financial Officer


                                ARCADIA FINANCIAL LTD.


                                By:    /s/ JOHN A. WITHAM
                                    ---------------------------------------
                                       Name:   John A. Witham
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                With respect to the:

                                Series 1997-A Insurance and Indemnity Agreement, Series 1996-D Insurance and Indemnity Agreement, Series 1996-C Insurance and Indemnity Agreement, Series 1996-B Insurance and Indemnity Agreement, Series 1996-A Insurance and Indemnity Agreement, Series 1995-E Insurance and Indemnity Agreement, Series 1995-D Insurance and Indemnity Agreement, Series 1995-C Insurance and Indemnity Agreement, Series 1995-B Insurance and Indemnity Agreement, Series 1995-A Insurance and Indemnity Agreement, and
                                Series 1994-B Insurance and Indemnity Agreement:

                                ARCADIA FIRST GP INC.


                                By:        /s/ JOHN A. WITHAM
                                    ---------------------------------------
                                    Name:    John A. Witham
                                    Title:   Executive Vice President and
                                             Chief Financial Officer


                                ARCADIA SECOND GP INC.


                                By:       /s/ JOHN A. WITHAM
                                    ----------------------------------------
                                     Name:    John A. Witham
                                     Title:   Executive Vice President and
                                              Chief Financial Officer

                           With respect to the:

                           Series 1999-A Insurance and Indemnity Agreement, Series 1998-E Insurance and Indemnity Agreement, Series 1998-D Insurance and Indemnity Agreement, Series 1998-C Insurance and Indemnity Agreement, Series 1998-B Insurance and Indemnity Agreement, Series 1998-A Insurance and Indemnity Agreement, Series 1997-D Insurance and Indemnity Agreement, Series 1997-C Insurance and Indemnity Agreement, Series 1995-E Insurance and Indemnity Agreement, Series 1995-D Insurance and Indemnity Agreement, Series 1995-C Insurance and Indemnity Agreement, Series 1995-B Insurance and Indemnity Agreement, Series 1995-A Insurance and Indemnity Agreement, Series 1994-B Insurance and Indemnity Agreement, and Warehousing Series Insurance and Indemnity Agreement

                           ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1999-A
                           ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-E
                           ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-D
                           ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-C
                           ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-B
                           ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-A
                           ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1997-D
                           ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1997-C
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-E
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-D
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-C
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-B
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-A
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1994-B
                           ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST


                           By:  Wilmington Trust Company,
                                not in its individual capacity, but solely
                                in its capacity as Owner Trustee


                                By:       /s/ DENISE M. GERAN
                                   -------------------------------------------
                                    Name:   Denise M. Geran
                                    Title:  Senior Financial Services Officer

                           With respect to the:

                           Series 1997-B Insurance and Indemnity Agreement, Series 1997-A Insurance and Indemnity Agreement, Series 1996-D Insurance and Indemnity Agreement, Series 1996-C Insurance and Indemnity Agreement, Series 1996-B Insurance and Indemnity Agreement, and Series 1996-A Insurance and Indemnity Agreement:

                           ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1997-B
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1997-A
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-D
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-C
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-B
                           OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-A

                           By: chase Manhattan Bank Delaware, as successor to Mellon Bank (DE), National Association, not in its individual capacity, but solely in its capacity as Owner Trustee


                                By:       /s/ DENIS KELLY
                                    ----------------------------------
                                      Name:  Denis Kelly
                                      Title: Assistant Vice President

                                   SCHEDULE I


                                    RESERVED

                                   SCHEDULE II

                                    RESERVED

                                  SCHEDULE III

                                    RESERVED




                                     III-1

                                   SCHEDULE IV

(1) Insurance and Indemnity Agreement dated as of March 17, 1999 (the "Series 1999-A Insurance and Indemnity Agreement");

(2) Insurance and Indemnity Agreement dated as of December 22, 1998 (the "Series 1998-E Insurance and Indemnity Agreement");

(3) Insurance and Indemnity Agreement dated as of November 19, 1998 (the "Series 1998-D Insurance and Indemnity Agreement");

(4) Insurance and Indemnity Agreement dated as of September 22, 1998 (the "Series 1998-C Insurance and Indemnity Agreement");

(5) Insurance and Indemnity Agreement dated as of June 23, 1998 (the "Series 1998-B Insurance and Indemnity Agreement");

(6) Insurance and Indemnity Agreement dated as of March 25, 1998 (the "Series 1998-A Insurance and Indemnity Agreement");

(7) Insurance and Indemnity Agreement dated as of December 16 1997 (the "Series 1997-D Insurance and Indemnity Agreement");

(8) Insurance and Indemnity Agreement dated as of September 18, 1997, as amended by that certain Amendment dated as of December 16, 1997 (the "December 1997 Amendment") to certain of the Insurance and Indemnity Agreements (as amended, the "Series 1997-C Insurance and Indemnity Agreement");

(9) Insurance and Indemnity Agreement dated as of June 19, 1997, as amended by the December 1997 Amendment (as amended, the "Series 1997-B Insurance and Indemnity Agreement");

(10) Insurance and Indemnity Agreement dated as of March 20, 1997, as amended by the December 1997 Amendment (as amended, the "Series 1997-A Insurance and Indemnity Agreement");

(11) Insurance and Indemnity Agreement dated as of December 12, 1996, as amended by the December 1997 Amendment (as amended, the "Series 1996-D Insurance and Indemnity Agreement");

(12) Insurance and Indemnity Agreement dated as of September 12, 1996, as amended by the December 1997 Amendment (as amended, the "Series 1996-C Insurance and Indemnity Agreement");

(13) Insurance and Indemnity Agreement dated as of June 14, 1996, as amended by that certain Amendment dated as of September 12, 1996 (the "September 1996 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by the December 1997 Amendment (as amended, the "Series 1996-B Insurance and Indemnity Agreement");

(14) Insurance and Indemnity Agreement dated as of March 14, 1996, as amended by that certain Amendment dated as of May 31, 1996 (the "May 1996 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by the September 1996 Amendment, the December 1997 Amendment and the December 1997 Amendment (as amended, the "Series 1996-A Insurance and Indemnity Agreement");

(15) Insurance and Indemnity Agreement dated as of December 6, 1995, as amended by the May 1996 Amendment, as further amended by the September 1996 Amendment and the December 1997 Amendment (as amended, the "Series 1995-E Insurance and Indemnity Agreement");

(16) Insurance and Indemnity Agreement dated as of September 21, 1995, as amended by that certain Amendment dated as of December 6, 1995 (the "December 1995 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by the May 1996 Amendment, the September 1996 Amendment and the December 1997 Amendment (as amended, the "Series 1995-D Insurance and Indemnity Agreement");

(17) Insurance and Indemnity Agreement dated as of June 15, 1995, as amended by the December 1995 Amendment, as further amended by the May 1996 Amendment, as further amended by the September 1996 Amendment and the December 1997 Amendment (as amended, the "Series 1995-C Insurance and Indemnity Agreement");

(18) Insurance and Indemnity Agreement dated as of March 15, 1995, as amended by that certain Amendment dated as of June 15, 1995 (the "June 1995 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by the December 1995 Amendment, the May 1996 Amendment, the September 1996 Amendment and the December 1997 Amendment (as amended, the "Series 1995-B Insurance and Indemnity Agreement");

(19) Insurance and Indemnity Agreement dated as of February 9, 1995, as amended by the June 1995 Amendment, as further amended by the December 1995 Amendment and May 1996 Amendment, as further amended by the September 1996 Amendment, as further amended by the December 1997 Amendment (as amended, the "Series 1995-A Insurance and Indemnity Agreement"); and

(20) Insurance and Indemnity Agreement dated as of September 23, 1994, as amended by the June 1995 Amendment, as further amended by the December 1995 Amendment, the September 1996 Amendment and the December 1997 Amendment (as amended, the "Series 1994-B Insurance and Indemnity Agreement").

(21) Insuranceand Indemnity Agreement dated as of December 3, 1996, as amended and restated as of July 21, 1998 pertaining to Arcadia Automobile Receivables Warehouse Trust (as amended and restated, the "Warehousing Series Insurance and Indemnity Agreement").

                                    EXHIBIT A

1. With respect to the Series 1999-A Insurance and Indemnity Agreement, Series 1998-E Insurance and Indemnity Agreement, Series 1998-D Insurance and Indemnity Agreement, Series 1998-C Insurance and Indemnity Agreement, Series 1998-B Insurance and Indemnity Agreement, Series 1998-A Insurance and Indemnity Agreement, Series 1997-D Insurance and Indemnity Agreement, Series 1997-C Insurance and Indemnity Agreement and Series 1997-B Insurance and Indemnity
Agreement:

         "the occurrence of an "Event of Default" under and as defined in any Insurance and Indemnity Agreement among Financial Security, Arcadia Financial, the Seller and any other parties thereto, including any "Event of Default" defined as a "Portfolio Performance Event of Default" in such Insurance and Indemnity Agreement."

2. With respect to the Series 1997-A Insurance and Indemnity Agreement, Series 1996-D, Insurance and Indemnity Agreement, Series 1996-C Insurance and Indemnity Agreement, Series 1996-B Insurance and Indemnity Agreement, Series 1996-A Insurance and Indemnity Agreement, Series 1995-E Insurance and Indemnity Agreement, Series 1995-D Insurance and Indemnity Agreement, Series 1995-C Insurance and Indemnity Agreement, Series 1995-B Insurance and Indemnity Agreement, Series 1995-A Insurance and Indemnity Agreement and Series 1994-B Insurance and Indemnity Agreement:

         "the occurrence of an "Event of Default" under and as defined in any Insurance and Indemnity Agreement among Financial Security, OFL, the Seller and any other parties thereto, including any "Event of Default" defined as a "Portfolio Performance Event of Default" in such Insurance and Indemnity Agreement."

3.    With respect to the Warehousing Series Insurance and Indemnity Agreement:

         "the occurrence of an Insurance Agreement Event of Default with respect to any Term Transaction, including any Insurance Agreement Event of Default defined as a "Portfolio Performance Event of Default" in the related Insurance Agreement."


                                      A-1